UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2008

Flotek Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2930 West Sam Houston Parkway North, Suite 300 Houston, Texas	77043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 849-9911

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously announced, Flotek Industries, Inc. (the “Company”) entered into an underwriting agreement (the “Notes Underwriting Agreement”) with the subsidiary guarantors named therein (the “Guarantors”) and Bear, Stearns & Co. Inc. (the “Underwriter”). The Notes Underwriting Agreement relates to the issuance and sale (the “Notes Offering”) of $115.0 million aggregate principle amount of the Company’s 5.25% Convertible Senior Notes due 2028 (the “Notes”).

The Notes will be issued under an indenture (the “Indenture”) entered into among the Company, the Guarantors and American Stock Transfer & Trust Company (the “Trustee”) on February 14, 2008, as supplemented by a supplemental indenture (the “Supplemental Indenture”) entered into among the Company, the Guarantors and the Trustee.

The above descriptions of the Indenture, the Supplemental Indenture and the form of Note are qualified in their entirety by reference to the Indenture, Supplemental Indenture and form of Note, which are filed as Exhibits 4.1, 4.2 and 4.3 hereto and are incorporated herein by reference.

Andrews Kurth LLP, counsel to the Company, Crowe Dunlevy LLP, Oklahoma counsel to the Company and Snell & Wilmer LLP, Utah counsel to the Company, each have delivered opinions to the Company, regarding the legality of the Notes, including the guarantees, upon issuance and sale thereof. Copies of the opinions as to the legality of the Notes are filed as Exhibits 5.1, 5.3 and 5.4 hereto.

In addition, Andrews Kurth LLP has provided an opinion to the Company regarding the legality of 3,800,000 shares of common stock of the Company (the “Common Stock”) issued pursuant to the Share Lending Agreement, dated February 11, 2008, entered into among the Company, Bear, Stearns International Limited (“BSIL”) and Bear, Stearns & Co. Inc., as agent for BSIL, upon issuance and sale thereof. A copy of the opinion as to the legality of the Common Stock is filed as Exhibit 5.2 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
4.1	Base Indenture, dated as of February 14, 2008, by and among Flotek Industries, Inc, the subsidiary guarantors named therein and American Stock Transfer & Trust Company.

4.2	First Supplemental Indenture, dated as of February 14, 2008, by and among Flotek Industries, Inc, the subsidiary guarantors named therein and American Stock Transfer & Trust Company.

4.3	Form of Global Security (contained in Exhibit A to the First Supplemental Indenture).

5.1	Opinion of Andrews Kurth LLP (relating to the legality of the Notes and guarantees).

5.2	Opinion of Andrews Kurth LLP (relating to the legality of the Common Stock).

5.3	Opinion of Crowe Dunlevy L.L.P.

5.4	Opinion of Snell & Wilmer L.L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.

Date: February 14, 2008	/s/ Lisa G. Meier
Lisa G. Meier
Chief Financial Officer & Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description
4.1	Base Indenture, dated as of February 14, 2008, by and among Flotek Industries, Inc. the subsidiary guarantors named therein and American Stock Transfer & Trust Company.

4.2	First Supplemental Indenture, dated as of February 14, 2008, by and among Flotek Industries, Inc. the subsidiary guarantors named therein and American Stock Transfer & Trust Company.

4.3	Form of Global Security (contained in Exhibit A to the First Supplemental Indenture).

5.1	Opinion of Andrews Kurth LLP (relating to the legality of the Notes and guarantees).

5.2	Opinion of Andrews Kurth LLP (relating to the legality of the Common Stock).

5.3	Opinion of Crowe Dunlevy L.L.P.

5.4	Opinion of Snell & Wilmer L.L.P.